Exhibit 99.2

SECURITY AGREEMENT

This Agreement made as of August 29, 2008, between ______________, a ________ Corporation (the “Secured Party”) and THE ENLIGHTENED GOURMET, INC., a Nevada corporation (the "Debtor").

1.

 DEFINITIONS OF TERMS USED HEREIN.  (a) "Liability" or "liabilities" includes all liabilities (primary, secondary, direct, contingent, sole, joint or several) due or to become due, or that may be hereafter contracted or acquired, of Debtor to Secured Party, arising under or from the Purchase Agreement and each of the Transaction Documents (as defined in the Purchase Agreement). (b) "Proceeds" means whatever is received when Collateral is sold, exchanged, leased, collected or otherwise disposed of and includes the account arising when the right to payment is earned under a contract. (c) "Security Interest" means a lien or other interest in Collateral which secures payment of a liability or performance of a Liability. (d) “Purchase Agreement” means the Loan Agreement, dated the date hereof between the Secured Party and the Debtor as the same may hereafter be amended and/or modified. (e) "Collateral" means the property described in Section 2 hereof and the following described property of the Debtor.

All property and assets of the Debtor whether now or hereafter existing or now owned or hereafter acquired and wherever located, including without limitation the Debtor’s Intellectual Property (as defined in the Purchase Agreement), all present and future accounts receivable and all other accounts of any kind, chattel paper, commercial tort claims, deposit accounts at any depositary, documents, inventory, equipment and all other goods of any kind, instruments, securities, security entitlements, securities accounts and all other investment property of any kind, letter-of-credit rights, money, cash and cash equivalents excluding funds held in trust in connection with worker’s compensation, unemployment insurance and other social security legislation, computer programs, computer software, engineering drawings, service marks, customer lists, goodwill, payment intangibles, software and all other general intangibles of any kind, all additions, accessions, replacements, repairs, additions or substitutions to and all computer programs embedded in any of the foregoing (including computer programming instructions), all supporting obligations of every nature for any of the foregoing, all licenses, permits, agreements of any kind or nature pertaining to the operation or possession or use or the authority to operate, possess or use (by any person or entity) any of the foregoing, all books, records, files, documents and recorded data of any kind or nature, including any writings, plans, specifications and schematics, together with all processes (including computer programming instructions) recording or otherwise related to any of the foregoing, all insurance claims or other claims (including tort claims) against third parties for loss, damage, or destruction of or wrongful conduct with respect to any of the foregoing and any and all proceeds of any of the foregoing.

All terms used herein which are also defined in the New York or any other applicable Uniform Commercial Code shall also have at least the meanings herein as therein defined.

2.

SECURITY INTEREST. As security for the payment of the Liabilities and other extensions of credit or other financial accommodations now or in the future made by Secured Party to Debtor and all other liabilities of Debtor to Secured Party, Debtor hereby grants to Secured Party a security interest in the above described Collateral and all and any Proceeds arising therefrom and all and any products of the Collateral.  Other than any security interest hereafter granted to a holder of Additional Indebtedness (as such term is defined in the Debenture referred to in the Purchase Agreement), the Security Interest is senior to all other presently existing or hereafter created indebtedness of the Debtor.

Debtor represents and warrants that it is the sole lawful owner of the Collateral, free and clear of any liens and encumbrances (except as permitted or contemplated by the Purchase Agreement), and has the right and power to pledge, sell, assign, grant a security interest in, and transfer absolute title thereto to Secured Party and that no financing statement covering the Collateral, other than the Secured Party's, will be on file in any public office.

To further secure the Liabilities, the Debtor hereby grants, pledges and assigns to the Secured Party a continuing lien, security interest and right of set-off in and to all money excluding funds held in trust in connection with worker’s compensation, unemployment insurance and other social security legislation, securities and all other property of the Debtor, and the proceeds thereof, now or hereafter actually or constructively held or received by or for the Secured Party or any other affiliate of the Secured Party for any purpose, including safekeeping, custody, pledge, transmission and collection.  Debtor authorizes Secured Party to deliver to others a copy of this agreement as written notification of the Debtor’s transfer of a security interest in the foregoing property.  The Secured Party is hereby authorized at any time and from time to time, without notice, to apply all or part of such money, securities, property, proceeds, deposits or credits to any of the Liabilities in such amounts as the Secured Party may elect in its sole and absolute discretion, although the Liabilities may then be contingent or unmatured and whether or not the collateral security may be deemed adequate.

3.

USE OF COLLATERAL.  Until a Default has occurred, Debtor may use the Collateral in any lawful manner and may sell the Collateral in the ordinary course of Debtor’s business.  If the Collateral is or is about to become affixed to realty, Debtor will, at Secured Party's request, furnish to the Secured Party a writing executed by the mortgagee of the realty whereby the mortgagee subordinates its rights and priorities to the Secured Party's security interest in the Collateral.  If the Collateral is or may become subject to a landlord's lien, the Debtor will, at Secured Party's request, furnish the Secured Party with a landlord's waiver satisfactory in form to the Secured Party.  Certain portions of the Collateral will be used as inventory.

4.

INSURANCE.  Debtor will have and maintain insurance on the Collateral until this Agreement is terminated against all expected risks to which it is exposed, including fire, theft and collision, and those which the Secured Party may reasonably designate, such insurance to be payable to the Secured Party and Debtor as their interests may appear; all policies shall provide for thirty (30) days' written notice minimum cancellation notice to the Secured Party.  Secured Party may act as attorney for Debtor in obtaining, and after a Default, adjusting, and settling such insurance.

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DEFAULT.  “Default” shall exist hereunder (1) if any Event of Default shall occur under the Debenture (as defined in the Purchase Agreement), or (2) if the Debtor shall or shall attempt to (a) changes the location of its chief executive office or principal place of business without the Secured Party’s written consent, (b) sell, encumber or otherwise dispose of the Collateral other than in the ordinary course of business or any interest therein or permit any lien or security interest (other than the Secured Party's, or as otherwise permitted by the Purchase Agreement) to exist thereon or therein, (c) conceal the Collateral, (d) misuse or abuse the Collateral, or (e) use or allow the use of the Collateral in connection with any undertaking prohibited by law; or (3) if Debtor should fail to keep the Collateral suitably insured. In the event of Default (1) all Liabilities shall become immediately due and payable, and (2) the Debtor agrees upon demand to deliver the Collateral to the Secured Party, or the Secured Party may, with or without legal process, and with or without previous notice or demand for performance, enter any premises wherein the Collateral may be, and take possession of the same, together with anything therein; and the Secured Party may make disposition of the Collateral subject to any and all applicable provisions of the law. If the Collateral is sold at public sale, Secured Party may purchase the Collateral at such sale. The Secured Party, provided it has sent the statutory notice of default, may retain from the proceeds of such sale all reasonable costs incurred in the said taking and sale and also, all sums then owing by the Debtor and any surplus of any such sale shall be paid to the Debtor.

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6.

GENERAL AGREEMENTS. (a) Debtor agrees to pay the costs of filing financing statements and of conducting searches in connection with this Agreement.  (b) Debtor agrees to allow the Secured Party through any of its officers or agents, at all reasonable times, to examine or inspect any of the Collateral and to examine, inspect and make extracts from the Debtor’s books and records relating to the Collateral.  (c) Debtor will promptly pay when due all taxes and assessments upon the Collateral or for its use of operation or upon the proceeds thereof or upon this Agreement or upon any note or other instrument or agreement evidencing any of the liabilities, except as otherwise permitted by the Purchase Agreement.  (d) At its option, the Secured Party may discharge taxes, liens or security interests or other encumbrances at any time levied or placed on the Collateral, and may pay for the maintenance and preservation of the Collateral, and the Debtor agrees to reimburse the Secured Party on demand for any payment made or any expense incurred by the Secured Party pursuant to the foregoing authorization, including counsel fees and disbursements incurred or expended by the Secured Party in connection with this Agreement.  (e) Debtor hereby authorizes the Secured Party to file financing statements and any amendments thereto, with respect to the Collateral, without the signature of Debtor. Such authorization is limited to the security interest granted by this Agreement.  (f) Debtor agrees that the Secured Party has the right to notify (on invoices or otherwise) account debtors and other obligors or payors on any Collateral of its assignment to the Secured Party and that all payments thereon should be made directly to the Secured Party and that the Secured Party has full power and authority to collect, compromise, endorse, sell or otherwise deal with the Collateral on its own name or that of the Debtor at any time.  (g) The Debtor agrees to pay or reimburse the Secured Party on demand for all reasonable costs and expenses incurred by it in connection with the administration and enforcement of this Agreement and the administration, preservation, protection, collection or realization of any Collateral (including reasonable attorneys' fees and expenses).  (h) The Secured Party shall not be deemed to have waived any of its rights hereunder or under any other agreement, instrument or paper signed by the Debtor unless such waiver is in writing and signed by the Secured Party. No delay or omission on the part of the Secured Party in exercising any right shall operate as a waiver thereof or of any other right. A waiver upon any one occasion shall not be construed as a bar or a waiver of any right or remedy on any future occasion. All of the rights and remedies of the Secured Party, whether evidenced hereby or by any other agreement, instrument or paper, shall be cumulative and may be exercised singly or concurrently.  (i) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  (j) This Agreement, and the security interests, obligations, rights and remedies created hereby, shall inure to the benefit of the Secured Party and its successors and assigns and be binding upon the Debtor and its successors and assigns.

7.

EXECUTION BY SECURED PARTY.  This Agreement shall take effect immediately upon execution by the Debtor, and the execution hereof by the Secured Party shall not be required as a condition to the effectiveness of this Agreement. The provision for execution of this Agreement by the Secured Party is only for purposes of filing this Agreement as a Security Agreement under the Uniform Commercial Code, if execution hereof by the Secured Party is required for purposes of such filing.

8.

TERMINATION OF THIS AGREEMENT.  This Agreement and the Security Interest shall terminate on the date on which all payments under the Note (as defined in the Purchase Agreement) have been indefeasibly paid in full or other satisfied in full.

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The Enlightened Gourmet, Inc.

By: /s/ Alexander L. Bozzi, III

Alexander L. Bozzi, III

President

_________________________

By: ___________________________

      Name:  _____________________

      Title:    _____________________

Address:

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